EXHIBIT 32.1

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
     PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Biomoda, Inc., ("the Company") for the quarter ended March 31, 2004 as filed with the Securities Exchange Commission on the date hereof ("the Report"), I, John Cousins, Chief Executive and Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 17, 2004

                                 BY:/S/ John J. Cousins
                                 ---------------------------
                                 John J. Cousins
                                 Principal Executive and Financial Officer